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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 26, 1999


                           LITTLE SWITZERLAND, INC.
                           ------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                      0-19369                 66-0476514
  ------------------------     ------------------------     -----------------
(State or other jurisdiction   (Commission file number)     (IRS employer
      of incorporation)                                      identification no.)


         161-B CROWN BAY CRUISE SHIP PORT, ST. THOMAS, U.S.V.I.  00802
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (340) 776-2010
                                                          --------------
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Item 5 - Other Events
---------------------


     Little Switzerland, Inc. (the "Company") issued a press release on January 26, 1999 announcing settlement of the lawsuit brought by Jewelcor Management, Inc. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

     The Company is also filing herewith copies of the Employment Agreement, Non-Qualified Stock Option Agreement and Success Fee Agreement with C. William Carey.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 10.29 -  Employment Agreement, effective as of September 1, 1998, between the Company and C. William Carey.

     Exhibit 10.30 -  Non-Qualified Stock Option Agreement, effective as of
                      September 1, 1998, between the Company and C. William
                      Carey.

     Exhibit 10.31 -  Success Fee Agreement, dated as of January 15, 1999, between the Company and C. William Carey.

     Exhibit 99.1  -  Press Release of Little Switzerland, Inc., dated
                      January 26, 1999.

                                       2
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: January 29, 1999        By: /s/ C. William Carey
                                  -----------------------
                                  C. William Carey
                                  Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

   Exhibit No.  Description
   -----------  -----------

   Exhibit 10.29 -  Employment Agreement, effective as of September 1, 1998, between the Company and C. William Carey.

   Exhibit 10.30 -  Non-Qualified Stock Option Agreement, effective as of
                    September 1, 1998, between the Company and C. William Carey.

   Exhibit 10.31 -  Success Fee Agreement, dated as of January 15, 1999, between the Company and C. William Carey.

   Exhibit 99.1 -   Press Release of Little Switzerland, Inc., dated January 26,
                    1999.